UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2022

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Foghorn Therapeutics Inc.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-39634	47-5271393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 586-3100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 15, 2022, Foghorn Therapeutics Inc. (the “Company”) entered into a sales agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) pursuant to which the Company may offer and sell shares of its common stock, $0.0001 par value per share (“Common Stock”), having an aggregate offering price of up to $200.0 million from time to time through Cowen as its sales agent. Sales of Common Stock through Cowen, if any, will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including, without limitation, sales made directly on The Nasdaq Global Market or any other existing trading market for the Common Stock. Cowen will use commercially reasonable efforts to sell Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other parameters or conditions the Company may impose). The Company will pay Cowen a commission of up to 3.0% of the gross sales price of any Common Stock sold through Cowen under the Sales Agreement. The Company has also provided Cowen with customary indemnification rights.

The Company is not obligated to make any sales of Common Stock under the Sales Agreement. The offering of Common Stock pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all Common Stock subject to the Sales Agreement or (ii) termination of the Sales Agreement in accordance with its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Common Stock is being offered and sold pursuant to the Company’s previously filed and currently effective shelf registration statement on Form S-3, dated February 14, 2022, containing a base prospectus (Registration Statement No. 333-262711), as amended by Post-Effective Amendment No. 1 dated April 15, 2022, and a prospectus supplement, dated April 15, 2022.

A copy of the opinion of Ropes & Gray LLP regarding the Common Stock to be sold under the Sales Agreement is attached as Exhibit 5.1 hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Sales Agreement, dated as of April 15, 2022, by and between Foghorn Therapeutics Inc. and Cowen and Company, LLC.
5.1	Opinion of Ropes & Gray LLP
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
Date: April 15, 2022	By:	/s/ Allan Reine
Allan Reine
Chief Financial Officer